Exhibit 7


                                   SCHEDULE 1

                            GENERAL ELECTRIC COMPANY

                        DIRECTORS AND EXECUTIVE OFFICERS

                            PRESENT                                             PRESENT
                            BUSINESS                                            PRINCIPAL
NAME                        ADDRESS                                             OCCUPATION
----                        -------                                             ----------
Directors
---------
J. I. Cash, Jr.             Harvard Business School                             Professor of Business Administration
                            Morgan Hall                                         Graduate School of Business
                            Soldiers Field Road                                 Administration, Harvard University
                            Boston, MA  02163

S. S. Cathcart              222 Wisconsin Avenue                                Retired Chairman, Illinois Tool Works
                            Suite 103
                            Lake Forest, IL  60045

D. D. Dammerman             General Electric Company                            Vice Chairman of the Board and Executive
                            3135 Easton Turnpike                                Officer, General Electric Company; Chairman,
                            Fairfield, CT  06431                                General Electric Capital Services, Inc.

P. Fresco                   Fiat SpA                                            Chairman of the Board, Fiat SpA
                            via Nizza 250
                            10126 Torino, Italy

A. M. Fudge                 4 Lowlyn Road                                       Former President, Kraft's Beverages, Desserts &
                            Westport, CT 06880                                  Post Divisions and former Group Vice President,
                                                                                Kraft Foods, Inc.  Current director of Honeywell
                                                                                International Inc., Marriott International,
                                                                                Inc., and the Federal Reserve Bank of New York.


                                       18

                            PRESENT                                             PRESENT
                            BUSINESS                                            PRINCIPAL
NAME                        ADDRESS                                             OCCUPATION
----                        -------                                             ----------

C. X. Gonzalez              Kimberly-Clark de Mexico,                           Chairman of the Board and Chief Executive
                            S.A. de C.V.                                        Officer, Kimberly-Clark de Mexico, S.A. de C.V.
                            Jose Luis Lagrange 103,
                            Tercero Piso
                            Colonia Los Morales
                            Mexico, D.F. 11510, Mexico

J. R. Immelt                General Electric Company                            Chairman of the Board and Chief Executive
                            3135 Easton Turnpike                                Officer, General Electric Company
                            Fairfield, CT  06431

A. Jung                     Avon Products, Inc.                                 President and Chief Executive Officer, Avon
                            1345 Avenue of the Americas                         Products, Inc.
                            New York, NY  10105

K. G. Langone               Invemed Associates, Inc.                            Chairman, President and Chief Executive Officer,
                            375 Park Avenue                                     Invemed Associates, Inc.
                            New York, NY  10152

R. B. Lazarus               Ogilvy & Mather Worldwide                           Chairman and Chief Executive Officer, Ogilvy &
                            309 West 49th Street                                Mather Worldwide
                            New York, New York 10019-7316

S. G. McNealy               Sun Microsystems, Inc.                              Chairman, President and Chief Executive Officer,
                            901 San Antonio Road                                Sun Microsystems, Inc.
                            Palo Alto, CA 94303-4900

G. G. Michelson             Federated Department Stores                         Former Member of the Board of Directors,
                            151 West 34th Street                                Federated Department Stores
                            New York, NY  10001

S. Nunn                     King & Spalding                                     Partner, King & Spalding
                            191 Peachtree Street, N.E.
                            Atlanta, GA  30303

R. S. Penske                Penske Corporation                                  Chairman of the Board and President, Penske
                            13400 Outer Drive                                   Corporation
                            West Detroit, MI 48239-4001

F. H. T. Rhodes             Cornell University                                  President Emeritus, Cornell University
                            3104 Snee Building
                            Ithaca, NY  14853

G.L. Rogers                 General Electric Company                            Vice Chairman of the Board and Executive
                            3135 Easton Turnpike                                Officer, General Electric Company
                            Fairfield, CT 06431


                                       19

                            PRESENT                                             PRESENT
                            BUSINESS                                            PRINCIPAL
NAME                        ADDRESS                                             OCCUPATION
----                        -------                                             ----------

A. C. Sigler                Champion International Corporation                  Retired Chairman of the Board and CEO and former
                            1 Champion Plaza                                    Director, Champion International Corporation
                            Stamford, CT  06921

D. A. Warner, III           J. P. Morgan Chase & Co., Inc.                      Chairman of the Board, President, and Chief
                            The Chase Manhattan Bank and Morgan Guaranty        Executive Officer, J. P. Morgan Chase & Co., Inc.
                            Trust Co.
                            270 Park Avenue
                            New York, NY  10017-2070

R. C. Wright                National Broadcasting Company, Inc.                 Vice Chairman of the Board and Executive
                            30 Rockefeller Plaza                                Officer, General Electric Company; Chairman and
                            New York, New York  10112                           Chief Executive Officer, National Broadcasting
                                                                                Company, Inc.
                            Citizenship
                            -----------
                            P. Fresco - Italy
                            C. X. Gonzalez - Mexico
                            Andrea Jung - Canada
                            All Others - U.S.A.


Executive Officers
------------------
P. D. Ameen                 General Electric Company                            Vice President and Comptroller
                            3135 Easton Turnpike
                            Fairfield, CT  06431

J. R. Bunt                  General Electric Company                            Vice President and Treasurer
                            3135 Easton Turnpike
                            Fairfield, CT  06431

D. C. Calhoun               General Electric Company                            Senior Vice President - GE Aircraft Engines
                            1 Neumann Way
                            Cincinnati, OH  05215

J.P. Campbell               General Electric Company                            Vice President - GE Appliances
                            Appliance Park
                            Louisville, KY 40225


                                       20

                            PRESENT                                             PRESENT
                            BUSINESS                                            PRINCIPAL
NAME                        ADDRESS                                             OCCUPATION
----                        -------                                             ----------

W. J. Conaty                General Electric Company                            Senior Vice President - Human Resources
                            3135 Easton Turnpike
                            Fairfield, CT  06431

D. D. Dammerman             General Electric Company                            Vice Chairman of the Board and Executive
                            3135 Easton Turnpike                                Officer, General Electric Company; Chairman,
                            Fairfield, CT  06431                                General Electric Capital Services, Inc.

S.C. Donnelly               General Electric Company                            Senior Vice President - Corporate Research and
                            One Research Circle                                 Development
                            Niskayuna, NY  12309

M.J. Espe                   General Electric Company                            Senior Vice President - GE Lighting
                            Nela Park
                            Cleveland, OH  44112

Y. Fujimori                 General Electric Company                            Senior Vice President - GE Plastics
                            1 Plastics Avenue
                            Pittsfield, MA 01201

B. W. Heineman, Jr.         General Electric Company                            Senior Vice President - General Counsel and
                            3135 Easton Turnpike                                Secretary
                            Fairfield, CT  06431

J. R. Immelt                General Electric Company                            Chairman of the Board and Chief Executive Officer,
                            3135 Easton Turnpike                                General Electric Company
                            Fairfield, CT  06431

J. M. Hogan                 General Electric Company                            Senior Vice President - GE Medical Systems
                            P.O. Box 414
                            Milwaukee, WI  53201

J. Krenicki, Jr.            General Electric Company                            Vice President - GE Transportation Systems
                            2901 East Lake Road
                            Erie, PA  16531

R. W. Nelson                General Electric Company                            Vice President - Corporate Financial Planning
                            3135 Easton Turnpike                                and Analysis
                            Fairfield, CT  06431

G. M. Reiner                General Electric Company                            Senior Vice President - Chief Information Officer
                            3135 Easton Turnpike
                            Fairfield, CT  06431


                                       21

                            PRESENT                                             PRESENT
                            BUSINESS                                            PRINCIPAL
NAME                        ADDRESS                                             OCCUPATION
----                        -------                                             ----------

J. G. Rice                  General Electric Company                            Senior Vice President - GE Power Systems
                            1 River Road
                            Schenectady, NY  12345

G. L. Rogers                General Electric Company                            Vice Chairman of the Board and Executive Officer
                            1 Plastics Avenue
                            Pittsfield, MA  01201

K. S. Sherin                General Electric Company                            Senior Vice President - Finance and Chief
                            3135 Easton Turnpike                                Financial Officer
                            Fairfield, CT  06431

L. G. Trotter               General Electric Company                            Senior Vice President - GE Industrial Systems
                            41 Woodford Avenue
                            Plainville, CT  06062

W.A. Woodburn               General Electric Company                            Senior Vice President - GE Specialty Materials
                            41 Woodford Avenue
                            Plaineville, CT 06062

R. C. Wright                National Broadcasting Company, Inc.                 Vice Chairman of the Board and Executive
                            30 Rockefeller Plaza                                Officer, General Electric Company; President and
                            New York, New York  10112                           Chief Executive Officer, National Broadcasting
                                                                                Company, Inc.


Citizenship
-----------

Yoshiaki Fujimori    Japan

All Others           U.S.A.

                                   SCHEDULE 2

                     GENERAL ELECTRIC CAPITAL SERVICES, INC.

                        DIRECTORS AND EXECUTIVE OFFICERS

                              PRESENT                                                 PRESENT
                              BUSINESS                                                PRINCIPAL
NAME                          ADDRESS                                                 OCCUPATION
----                          -------                                                 ----------
Directors
---------
Nancy E. Barton               General Electric Capital Corporation                    Senior Vice President, General Counsel
                              260 Long Ridge Road                                     and Secretary
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Ferdinando Beccalli           General Electric Capital Corporation                    Director and Executive Vice President
                              260 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  Italy

James R. Bunt                 General Electric Company                                Vice President and Treasurer
                              3135 Easton Turnpike
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.

David C. Calhoun              GE Aircraft Engines                                     Chief Executive Officer
                              1 Neumann Way
                              Cincinnati, OH  45215
                              Citizenship:  U.S.A.

Dennis D. Dammerman           General Electric Company                                Vice Chairman and Executive Officer
                              3135 Easton Turnpike
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.

Scott C. Donnelly             General Electric CR&D                                   Senior Vice President
                              One Research Circle
                              Niskayuna, NY  12309
                              Citizenship:  U.S.A.

Michael D. Fraizer            GE Financial Assurance                                  President and Chief Executive Officer
                              6604 W. Broad Street
                              Richmond, VA  23230
                              Citizenship:  U.S.A.

Benjamin W. Heineman, Jr.     General Electric Company                                Senior Vice President, General Counsel
                              3135 Easton Turnpike                                    and Secretary
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.


                                       23

                              PRESENT                                                 PRESENT
                              BUSINESS                                                PRINCIPAL
NAME                          ADDRESS                                                 OCCUPATION
----                          -------                                                 ----------

Jeffrey R. Immelt             General Electric Company                                Chairman of the Board and Chief Executive
                              3135 Easton Turnpike                                    Officer, General Electric Company
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.

John H. Myers                 GE Investment Corporation                               Chairman and President
                              3003 Summer Street
                              Stamford, CT  06904
                              Citizenship:  U.S.A.

Denis J. Nayden               General Electric Capital Corporation                    Chairman and Chief Executive Officer
                              260 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Michael A. Neal               General Electric Capital Corporation                    President and Chief Operating Officer
                              260 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

James A. Parke                General Electric Capital Corporation                    Vice Chairman and Chief Financial Officer
                              260 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Ronald R. Pressman            Employers Reinsurance Corporation                       Chairman, President and Chief Executive
                              5200 Metcalf                                            Officer
                              Overland Park, KS  66204
                              Citizenship:  U.S.A.

Gary M. Reiner                General Electric Company                                Senior Vice President and Chief
                              3135 Easton Turnpike                                    Information Officer
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.

John M. Samuels               General Electric Company                                Vice President and Senior Counsel,
                              3135 Easton Turnpike                                    Corporate Taxes
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.

Keith S. Sherin               General Electric Company                                Senior Vice President and
                              3135 Easton Turnpike                                    Chief Financial Officer
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.


                                       24

                              PRESENT                                                 PRESENT
                              BUSINESS                                                PRINCIPAL
NAME                          ADDRESS                                                 OCCUPATION
----                          -------                                                 ----------

Edward D. Stewart             General Electric Capital Corporation                    Executive Vice President
                              1600 Summer Street
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Robert C. Wright              30 Rockefeller Plaza                                    Director
                               New York, New York 10112


Executive Officers
------------------
Dennis D. Dammerman           General Electric Company                                Vice Chairman and Executive Officer
                              3135 Easton Turnpike
                              Fairfield, CT  06431
                              Citizenship:  U.S.A.

Denis J. Nayden               General Electric Capital Corporation                    Chairman and Chief Executive Officer
                              260 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Michael D. Fraizer            GE Financial Assurance                                  President and Chief Executive Officer
                              6604 W. Broad Street
                              Richmond, VA  23230
                              Citizenship:  U.S.A.

Michael A. Neal               General Electric Capital Corporation                    President and Chief Operating Officer
                              260 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Ronald R. Pressman            Employers Reinsurance Corporation                       Chairman, President and Chief Executive
                              5200 Metcalf                                            Officer
                              Overland Park, KS  66204
                              Citizenship:  U.S.A.

James A. Parke                General Electric Capital Services, Inc.                 Executive Vice President and Chief
                              260 Long Ridge Road                                     Financial Officer
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Edward D. Stewart             General Electric Capital Services, Inc.                 Executive Vice President
                              600 Summer Street
                              Stamford, CT  06927
                              Citizenship:  U.S.A.


                                       25

                              PRESENT                                                 PRESENT
                              BUSINESS                                                PRINCIPAL
NAME                          ADDRESS                                                 OCCUPATION
----                          -------                                                 ----------

Nancy E. Barton               General Electric Capital Services, Inc.                 Senior Vice President, General Counsel
                              260 Long Ridge Road                                     and Secretary
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

James A. Colica               General Electric Capital Services, Inc.                 Senior Vice President, Global Risk Management
                              260 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Richard D'Avino               General Electric Capital Services, Inc.                 Senior Vice President, Taxes
                              777 Long Ridge Road
                              Stamford, CT  06927
                              Citizenship:  U.S.A.

Marc. J. Saperstein           General Electric Capital Services, Inc.                 Senior Vice President, Human Resources
                              260 Long Ridge Road
                              Stamford, CT 06927
                              Citizenship:  U.S.A.

Kathryn A. Cassidy            General Electric Capital Services, Inc.                 Senior Vice President, Corporate Treasury
                              201 High Ridge Road                                     and Global Funding Operation
                              Stamford, CT  06927
                              Citizenship:  U.S.A.



                                   SCHEDULE 3

                      GENERAL ELECTRIC CAPITAL CORPORATION

                        DIRECTORS AND EXECUTIVE OFFICERS

                     Set forth below are the name and present principal occupation or employment of each director and executive officer of General Electric Capital Corporation. The business address of each director and executive officer is c/o General Electric Capital Corporation, 260 Long Ridge Road, Stamford, Connecticut 06927, except as set forth below. All persons are citizens of the United States, except as set forth below

Name                                Present Principal Occupation or Employment
----                                ------------------------------------------

Joan Amble                          Ms. Amble is the Vice President and
                                    Controller of General Electric Capital
                                    Corporation.

Nancy E. Barton                     Ms. Barton is a Director and the Senior Vice
                                    President, General Counsel and Secretary of
                                    General Electric Capital Corporation.

Ferdinando Beccalli                 Mr. Beccalli is a Director and an Executive
                                    Vice President of General Electric Capital
                                    Corporation. Mr. Beccalli is a citizen of Italy.

James R. Bunt                       Mr. Bunt is a Director of General Electric
                                    Capital Corporation.

David L. Calhoun                    Mr. Calhoun is a Director of General
                                    Electric Capital Corporation. His business address is 1 Neumann Way, Cincinnati, Ohio
                                    45215.

James A. Colica                     Mr. Colica is the Senior Vice President of
                                    Global Risk Management of General Electric
                                    Capital Corporation.

Richard D'Avino                     Mr. D'Avino is the Senior Vice President,
                                    Tax, of General Electric Capital
                                    Corporation.

Dennis D. Dammerman                 Mr. Dammerman is a Director of General
                                    Electric Capital Corporation.

Scott C. Donnelly                   Mr. Donnelly is a Director of General
                                    Electric Capital Corporation.

Michael D. Fraizer                  Mr. Fraizer is a Director of General
                                    Electric Capital Corporation.

Benjamin W. Heineman, Jr.           Mr. Heineman is a Director of General
                                    Electric Capital Corporation.

Jeffrey R. Immelt                   Mr. Immelt is a Director of General Electric
                                    Capital Corporation.

Robert L. Lewis                     Mr. Lewis is Senior Vice President of
                                    General Electric Capital Corporation.

John H. Myers                       Mr. Myers is a Director of General Electric
                                    Capital Corporation.

Denis J. Nayden                     Mr. Nayden is the Chairman and Chief
                                    Executive Officer of General Electric
                                    Capital Corporation.

Michael A. Neal                     Mr. Neal is a Director and President and
                                    Chief Operating Officer of General Electric
                                    Capital Corporation.

David R. Nissen                     Mr. Nissen is a Senior Vice President of
                                    General Electric Capital Corporation.

James A. Parke                      Mr. Parke is a Director, Vice Chairman and
                                    the Chief Financial Officer of General
                                    Electric Capital Corporation.

Ronald R. Pressman                  Mr. Pressman is a Director of General
                                    Electric Capital Corporation. His business address is 5200 Metcalf, Overland Park,
                                    Kansas 66204.

Gary M. Reiner                      Mr. Reiner is a Director of General Electric
                                    Capital Corporation.

John M. Samuels                     Mr. Samuels is a Director of General
                                    Electric Capital Corporation.

Marc J. Saperstein                  Mr. Saperstein is Senior Vice President of
                                    Human Resources of General Electric Capital
                                    Corporation.

Keith S. Sherin                     Mr. Sherin is a Director of General Electric
                                    Capital Corporation.

Edward D. Stewart                   Mr. Stewart is a Director and an Executive
                                    Vice President of General Electric Capital
                                    Corporation.

Kathryn A. Cassidy                  Ms. Cassidy is Senior Vice President,
                                    Corporate Treasury and Global Funding
                                    Operation of General Electric Capital
                                    Corporation.

Robert C. Wright                    Mr. Wright is a Director of General Electric
                                    Capital Corporation. His business address is 30 Rockefeller Plaza, New York, New York
                                    10112.

                                   SCHEDULE 4

                  GE CAPITAL INTERNATIONAL HOLDINGS CORPORATION

                        DIRECTORS AND EXECUTIVE OFFICERS

                     Set forth below are the name and present principal occupation or employment of each director and executive officer of GE Capital International Holdings Corporation. The business address of each director and executive officer is c/o GE Capital International Holdings Corporation, 1600 Summer Street, Stamford, Connecticut 06905. All persons are citizens of the United States, except as set forth below.

Name                                Present Principal Occupation or Employment
----                                ------------------------------------------

Kathryn A. Cassidy                  Ms. Cassidy is Vice President and Assistant
                                    Treasurer of GE Capital International
                                    Holdings Corporation.

Charles Crabtree                    Mr. Crabtree is a Vice President of GE
                                    Capital International Holdings Corporation.

Richard D'Avino                     Mr. D'Avino is the sole Director and a Vice
                                    President of GE Capital International
                                    Holdings Corporation.

Ray Duggins                         Mr. Duggins is a Vice President of GE
                                    Capital International Holdings Corporation.

Sarah Graber                        Ms. Graber is a Vice President and Assistant
                                    Secretary of GE Capital International
                                    Holdings Corporation.

Leonard Kim                         Mr. Kim is a Vice President of GE Capital
                                    International Holdings Corporation.

Elizabeth Lee                       Ms. Lee is a Vice President of GE Capital
                                    International Holdings Corporation. Ms. Lee is a citizen of the United Kingdom.

Jonathan Mothner                    Mr. Mothner is a Vice President and
                                    Assistant Secretary of GE Capital
                                    International Holdings Corporation.

David R. Nissen                     Mr. Nissen is the President of GE Capital
                                    International Holdings Corporation.

Michael Pyles                       Mr. Pyles is a Vice President of GE Capital
                                    International Holdings Corporation.

Jim Richmond                        Mr. Richmond is a Vice President of GE
                                    Capital International Holdings Corporation.

Maive Scully                        Mr. Scully is the Vice President and
                                    Treasurer of GE Capital International
                                    Holdings Corporation.

                                   SCHEDULE 5

                       SECURITY CAPITAL GROUP INCORPORATED

                        DIRECTORS AND EXECUTIVE OFFICERS

                     Set forth below are the name and present principal occupation or employment of each director and executive officer of Security Capital Group Incorporated. The business address of each director and executive officer is c/o General Electric Capital Corporation, 292 Long Ridge Road, Stamford, Connecticut 06927. All persons are citizens of the United States, except as set forth below.

Name                                Present Principal Occupation or Employment
----                                ------------------------------------------

Michael Pralle                      Mr. Pralle is the sole director of Security
                                    Capital Group Incorporated.